Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of IR BioSciences Holdings, Inc. (the “Company”) on Form 10-KSB/A for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IR BIOSCIENCES HOLDINGS, INC.

April 30, 2007	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
Chief Executive Officer

April 30, 2007	By:	/s/ John N. Fermanis
John N. Fermanis
Chief Financial Officer